UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 7, 2012

NetSol Technologies Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-22773	95-4627685
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23901 Calabasas Road, Suite 2072, Calabasas, CA	91302
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (818) 222-9195 / (818) 222-9197

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On March 7, 2012, NetSol Technologies, Inc. issued a press release announcing the closing of its public offering of 14,500,000 shares of its common stock, par value $0.001 per share, at a public offering price of $0.40 per share.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of Netsol Technologies, Inc. dated March 7, 2012.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NetSol Technologies Inc. (Registrant)
March 7, 2012 (Date)	/s/ NAJEEB GHAURI Najeeb Ghauri Chief Executive Officer